UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

Global Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54684	26-4386951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on August 11, 2015, Global Income Trust, Inc., through various operating subsidiaries (collectively, the “Company”), entered into an agreement on August 10, 2015 (the “Purchase and Sale Agreement”) with Griffin Capital Corporation, a non-affiliated third party (the “Buyer”), for the sale to the Buyer or its affiliates of the then three remaining properties in the Company’s real estate portfolio (the “Properties”) for an aggregate sale price of approximately $93.7 million in cash, less the loans encumbering the properties, which were to be assumed by the Buyer at closing (the “Sale”).

On December 10, 2015, at a special meeting of stockholders of the Company at which a quorum was present, the stockholders approved the Sale and a plan that contemplates the complete liquidation and dissolution of the Company following the Sale (the “Plan of Dissolution”). On December 11, 2015, the Company and the Buyer consummated the Sale, which resulted in net cash proceeds to the Company of approximately $38.6 million. At the closing, the Buyer assigned all of its interest in the Properties to Griffin Capital Essential Asset REIT, Inc., a public non-traded real estate investment trust sponsored by the Buyer.

Pursuant to the Plan of Dissolution, the Company will distribute to stockholders the net proceeds from the Sale, along with all other cash on hand after the disposition of remaining assets held by the Company and the payment of all liabilities. In addition, CNL Global Income Advisors, LLC, the Company’s advisor and an affiliate of CNL Financial Group, LLC, the Company’s sponsor, will make a direct payment to the stockholders in respect of previously paid reimbursements of certain organizational, offering and operating expenses (the “Direct Payment”). Stockholders will receive, including the Direct Payment, an aggregate of $7.01 for each outstanding share of the Company’s common stock,which will be paid on or about December 31, 2015. The Company anticipates filing articles of dissolution, in accordance with the applicable provision of the Maryland General Corporation Law, prior to the end of 2015.

Item 8.01	Other Events.

On or about December 31, 2015, the Company will send a letter to its stockholders, substantially in the form filed herewith as Exhibit 99.1, together with the Company’s payment of the final distribution and the Direct Payment from the Company’s advisor.

Item 9.01	Financial Statements and Exhibits.

The following unaudited pro forma condensed consolidated balance sheet of the Company at September 30, 2015 illustrates the estimated effects of the Sale described in Item 2.01 above, as if the Sale had occurred on such date. The below unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 (the “Pro Forma Periods”) include certain pro forma adjustments illustrating the estimated effects of the Sale, as if it had occurred prior to the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated financial information below is presented for informational purposes only, does not purport to be indicative of the Company’s financial results as if the Sale had occurred on the date indicated or been in effect during the Pro Forma Periods, and should be read in conjunction with the Company’s financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the nine months ended September 30, 2015 and on Form 10-K for the years ended December 31, 2014, 2013, and 2012.

(b)	Pro forma financial information.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2015

	Historical	Griffin Sale	Pro Forma
	September 30,	Pro Forma	September 30,
	2015	Adjustments (a)	2015
ASSETS

Real estate investment properties, net	$59,139,085	$(59,139,085)	$—
Cash and cash equivalents	14,538,220	38,642,914 (b)	53,181,134
Lease intangibles, net	10,888,807	(10,888,807)	—
Restricted cash	2,067,082	(2,067,082)	—
Deferred rent	1,769,263	(1,769,263)	—
Other assets	814,516	(47,861)	766,655
Loan costs, net	367,449	(367,449)	—

Total Assets	$89,584,422	$(35,636,633)	$53,947,789

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgage notes payable	$55,039,590	$(55,039,590)	$—
Accounts payable and accrued expenses	1,062,480	(559,016)	503,464
Real estate taxes payable	786,438	(786,438)	—
Unearned rent	669,259	(669,259)	—
Due to related parties	45,881	—	45,881

Total Liabilities	57,603,648	(57,054,303)	549,345

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share, authorized and unissued 200,000,000 shares	—	—	—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized, 8,419,689 shares issued and 8,257,410 shares outstanding as of September 30, 2014	82,575	—	82,575
Capital in excess of par value	70,070,012	—	70,070,012
Accumulated distributions	(18,116,340)	—	(18,116,340)
Accumulated earnings (deficit)	(20,054,587)	21,397,670 (c)	1,343,083
Accumulated other comprehensive loss	(886)	—	(886)

Total stockholders’ equity	31,980,774	21,397,670	53,378,444

Total Liabilities and Stockholders’ Equity	$89,584,422	$(35,656,633)	$53,927,789

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

	Historical	Griffin Sale	Pro Forma
	September 30,	Pro Forma	September 30,
	2015	Adjustments (a)	2015
Revenues:
Rental income from operating leases	$7,055,117	$(6,863,148)	$191,969
Tenant reimbursement income	1,005,607	(1,000,925)	4,682

Total revenues	8,060,724	(7,864,073)	196,651

Expenses:
Property operating expenses	2,043,055	(2,036,847)	6,208
General and administrative	1,416,256	—	1,416,256
Property management fees	227,892	(224,695)	3,197
Depreciation and amortization	4,501,701	(4,494,434)	7,267

Total expenses	8,188,904	(6,755,976)	1,432,928

Operating loss	(128,180)	(1,108,097)	(1,236,277)

Other income (expense):
Interest and other income	22,594	—	22,594
Interest expense and loan cost amortization	(2,534,697)	2,534,697 (c)	—
Gain on sale of fixed assets	110,571	—	110,571

Total other income (expense)	(2,401,532)	2,534,697	133,165

Loss from continuing operations before income taxes	(2,529,712)	1,426,600	(1,103,112)

Income tax income (expense)	(28,972)	29,572	600

Loss from continuing operations	$(2,558,684)	$1,456,172	$(1,102,512)

Loss per share of common stock (basic and diluted)	$(0.31)		$(0.13)

Weighted average number of shares of common stock outstanding (basic and diluted)	8,257,410		8,257,410

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Historical	Griffin Sale	Pro Forma
	December 31,	Pro Forma	December 31,
	2014	Adjustments (a)	2014
Revenues:
Rental income from operating leases	$9,606,008	$(9,184,239)	$421,769
Tenant reimbursement income	1,391,708	(1,389,500)	2,208

Total revenues	10,997,716	(10,573,739)	423,977

Expenses:
Property operating expenses	2,793,715	(2,782,801)	10,914
General and administrative	1,229,520	—	1,229,520
Property management fees	292,750	(286,423)	6,327
Impairment provision	1,253,688	—	1,253,688
Depreciation and amortization	6,214,317	(5,979,876)	234,441

Total expenses	11,783,990	(9,049,100)	2,734,890

Operating income (loss)	(786,274)	(1,524,639)	(2,310,913)

Other income (expense):
Interest and other income	(25,864)	—	(25,864)
Interest expense and loan cost amortization	(3,467,071)	3,467,071 (c)	—

Total other expense	(3,492,935)	3,467,071	(25,864)

Loss from continuing operations before income taxes	(4,279,209)	1,942,432	(2,336,777)

Income tax expense	(56,517)	53,565	(2,952)

Loss from continuing operations	$(4,335,726)	$1,995,997	$(2,339,729)

Loss per share of common stock (basic and diluted)	$(0.53)		$(0.28)

Weighted average number of shares of common stock outstanding (basic and diluted)	8,257,410		8,257,410

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical	Griffin Sale		Pro Forma
	December 31,	Pro Forma		December 31,
	2013	Adjustments (a)		2013
Revenues:
Rental income from operating leases	$9,973,130	$(9,551,361)		$421,769
Tenant reimbursement income	1,259,906	(1,249,141)		10,765

Total revenues	11,233,036	(10,800,502)		432,534

Expenses:
Property operating expenses	2,622,543	(2,610,706)		11,837
General and administrative	1,625,306	—		1,625,306
Acquistion fees and expenses	204	(204)		—
Asset management fees	968,077	(922,574	) (b)	45,503
Property management fees	293,241	(286,914)		6,327
Adjustmnet to contingent purchase price consideration	108,500	(108,500)		—
Depreciation and amortization	6,205,280	(5,970,840)		234,440

Total expenses	11,823,151	(9,899,738)		1,923,413
Expense support	(1,526,334)	922,574	(b)	(603,760)

Net Expenses	10,296,817	(8,977,164)		1,319,653

Operating income (loss)	936,219	(1,823,338)		(887,119)

Other income (expense):
Interest and other income	51,194	—		51,194
Interest expense and loan cost amortization	(3,783,963)	3,778,036	(c)	(5,927)

Total other income (expense)	(3,732,769)	3,778,036		45,267

Loss from continuing operations before income taxes	(2,796,550)	1,954,698		(841,852)
Income tax expense	(55,723)	52,870		(2,853)

Loss from continuing operations	$(2,852,273)	$2,007,568		$(844,705)

Loss per share of common stock (basic and diluted)	$(0.36)			$(0.11)

Weighted average number of shares of common stock outstanding (basic and diluted)	7,931,165			7,931,165

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical	Griffin Sale		Pro Forma
	December 31,	Pro Forma		December 31,
	2012	Adjustments (a)		2012
Revenues:
Rental income from operating leases	$7,107,385	$(6,685,617)		$421,768
Tenant reimbursement income	1,238,796	(1,224,069)		14,727

Total revenues	8,346,181	(7,909,686)		436,495

Expenses:
Property operating expenses	2,643,577	(2,628,850)		14,727
General and administrative	1,757,024	—		1,757,024
Acquistion fees and expenses	922,675	(922,675)		—
Asset management fees	613,882	(568,379	) (b)	45,503
Property management fees	227,118	(220,792)		6,326
Depreciation and amortization	4,213,113	(3,978,672)		234,441

Total expenses	10,377,389	(8,319,368)		2,058,021
Expense support	(1,008,064)	568,379	(b)	(439,685)

Net Expenses	9,369,325	(7,750,989)		1,618,336

Operating income (loss)	(1,023,144)	(158,697)		(1,181,841)

Other income (expense):
Interest and other income	4,743	—		4,743
Interest expense and loan cost amortization	(3,275,752)	3,199,762	(c)	(75,990)

Total other expense	(3,271,009)	3,199,762		(71,247)

Loss from continuing operations before income taxes	(4,294,153)	3,041,065		(1,253,088)
Income tax expense	(45,030)	—		(45,030)

Loss from continuing operations	$(4,339,183)	$3,041,065		$(1,298,118)

Net income (loss) per share of common stock (basic and diluted)	$(0.88)			$(0.26)

Weighted average number of shares of common stock outstanding (basic and diluted)	4,908,673			4,908,673

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition described in Note 2. “Pro Forma Transaction” had occurred as of September 30, 2015. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 (“Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction,” as if the disposition had occurred prior to the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented as filed with the Securities and Exchange Commission.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect, during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

The December 11, 2015 Sale described above in Item 2.01 represented the disposition of substantially all of the net assets of the Company included in the unaudited condensed consolidated balance sheet at September 30, 2015 and represented substantially all of the property level revenues and expenses from continuing operations included in the Company’s unaudited condensed consolidated statements of operations in the Company’s condensed consolidated financial statements as filed with the Commission on Form 10-Q for the nine months and the quarterly period ended September 30, 2015 and substantially all of the results of operations on Form 10-K for the years ended December 31, 2014, 2013 and 2012.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed in order to present the Company’s historical balance sheet as if the disposition had occurred as of September 30, 2015.

(a)	These adjustments reflect the elimination of certain account balances relating to the Properties as if the sale was consummated as of September 30, 2015. Other adjustments, as described in (b) and (c), reflect the elimination of the net carrying value, receipt of the net cash proceeds on the completed sale of the properties and the assumption of the indebtedness collateralized by the properties.

(b)	Cash and cash equivalents has been increased to reflect the net cash proceeds received by the Company on the completed sale.

(c)	Accumulated earnings (deficit) have been adjusted to reflect the gain recognized on the sale, which is calculated as of September 30, 2015 as follows:

Net sales proceeds	$38,642,914
Less: Carrying value of assets	(74,279,548)
Plus: Carrying value of liabilties assumed	57,034,304

Gain on sale	$21,397,670

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the unaudited pro forma condensed consolidated statements of operations represent adjustments needed to the Company’s historical results in order to remove the historical operating results for the Pro Forma Periods and present the financial statements as if the Properties had been sold prior to January 1, 2012.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations of the Properties from the historical amounts included in continuing operations for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 to reflect the sale of the properties as if the disposition had occurred as of the first day of the first Pro Forma Period presented.

(b)	Amounts include the elimination of asset management fees, calculated at an annual rate of approximately 1% of the Company’s real estate assets under management. These fees were historically deferred and subordinated by the Company to its Advisor in accordance with the terms of the original expense support agreement and would not have been incurred subsequent to the disposition of these assets.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the buyer’s assumption of the indebtedness collateralized by the properties as if the assumption had occurred as of the first day of the first Pro Forma Period presented.

(d)	Exhibits.

99.1	Form of letter to the Company’s stockholders.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www. www.incometrust.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015		GLOBAL INCOME TRUST, INC.
a Maryland Corporation

	By:	/s/ Scott C. Hall
Senior Vice President of Operations